UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        June 12, 2002
                                                 ----------------------------


                                 SEQUIAM CORPORATION
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             (Exact name of registrant as specified in its charter)


          California                333-45678                33-0875030
------------------------------   -------------------   -------------------------
 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation            File Number)          Identification No.)


                300 Sunport Lane, Orlando, Florida                32809
      -------------------------------------------------    ---------------------
             (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code       407-541-0774
                                                   --------------------------

                               Wedge Net Experts, Inc.
       ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     a) Effective as of June 12, 2002, we terminated the services of our principal independent public accountants, Cordovano and Harvey, P.C., 201 Steele Street, Suite 300, Denver, Colorado 80206 (the "Former Accountant").

          i.     We  dismissed  the  Former  Accountant.

          ii. No adverse opinion or disclaimer of opinion was made during the past two years by the Former Accountant, and no opinion of the Former Accountant was qualified or modified as to uncertainty, audit scope or accounting principals.

          iii. The change in auditors was recommended by our Board of Directors.

          iv. During the two most recent fiscal years and the interim period preceding such dismissal, we are not aware of any disagreements with the Former Accountant on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the Former Accountant, would have caused it to make references to the subject matter of the disagreement(s) in connection with its report.

          v. We are not aware of any reportable events that have occurred during the two most recent fiscal years and the interim period preceding the dismissal of the Former Accountant.

     b) Effective as of June 12, 2002, we engaged the accounting firm of Gallogly, Fernandez & Riley, LLP, 201 S. Orange Avenue, Suite 950, Orlando, Florida 32801 (the "New Accountant") as our new independent public accountants. We have not consulted with the New Accountant during the two most recent fiscal years ended December 31, 2001 and 2000 or during the subsequent interim reporting period from the last audit date of December 31, 2001, through and including the termination date of June 12, 2002 on either the application of accounting principles or type of opinion the New Accountant might issue on our financial statements.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  No  financial  statements  are  required  to  be  filed  by  this  item.

(b)  Exhibits.

     16.     Letter from Cordovano and Harvey, P.C. on Change in Certifying
Accountant

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SEQUIAM CORPORATION




Date:  June 12, 2002         By:  /s/  Nicolaas  H.  Van  den  Brekel
                             ---------------------------------------------------
                             Nicolaas H. Van den Brekel, Chief Executive Officer



                             By:  /s/  Mark  L.  Mroczkowski
                             ---------------------------------------------------
                             Mark L. Mroczkowski, Chief Financial Officer




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